Exhibit 12.2
CERTIFICATION OF

THE PRINCIPAL FINANCIAL

OFFICER
I, Maria Dede, and I, Ioannis Zafirakis, each a Co-Chief

Financial Officer of the Company certify that:
1.

I have reviewed this

annual report on Form

20-F of Diana Shipping

Inc. for the year

ended December
31, 2024;
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to
state a material fact

necessary to make the

statements made, in light

of the circumstances under which
such statements were made, not misleading with respect

to the period covered by this report;
3.

Based on

my knowledge,

the financial

statements, and

other financial

information included in

this report,
fairly present in all material respects the financial condition, results of operations and cash flows of the company as of, and for, the

periods presented in this report;
4.

The

company’s

other

certifying

officer(s)

and

I

are

responsible

for

establishing

and

maintaining
disclosure controls

and procedures (as

defined in Exchange

Act Rules 13a-15(e)

and 15d-15(e)) and
internal control over financial reporting (as

defined in Exchange Act Rules 13a-15(f)

and 15d-15(f)) for
the company and have:
(a)

Designed such disclosure controls

and procedures, or

caused such disclosure controls

and procedures
to

be

designed

under

our

supervision,

to

ensure

that

material

information

relating

to

the

company,
including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
(b)

Designed such

internal control

over financial

reporting, or

caused such

internal control

over financial
reporting

to

be

designed

under

our

supervision,

to

provide

reasonable

assurance

regarding

the
reliability

of

financial

reporting

and

the

preparation

of

financial

statements

for

external

purposes

in
accordance with generally accepted accounting principles;
(c)

Evaluated the effectiveness of the company’s disclosure controls and procedures and presented in this
report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end
of the period covered by this report based on such evaluation;

and
(d)

Disclosed

in

this

report

any

change

in

the

company’s

internal

control

over

financial

reporting

that
occurred during the

period covered

by the annual

report that has

materially affected,

or is reasonably
likely to materially affect, the company’s

internal control over financial reporting; and
5.

The company’s other certifying officer(s) and

I have disclosed, based on our most recent evaluation of
internal

control

over

financial

reporting,

to

the

company’s

auditors

and

the

audit

committee

of

the
company’s board of directors (or persons performing

the equivalent functions):
(a)

All significant deficiencies

and material weaknesses

in the design or

operation of internal

control over
financial

reporting

which

are

reasonably

likely

to

adversely

affect

the

company’s

ability

to

record,
process, summarize and report financial information; and
(b)

Any

fraud,

whether

or

not

material,

that

involves

management

or

other

employees

who

have

a
significant role in the company’s internal control

over financial reporting.
Date: March 21, 2025
/s/ Maria Dede
Maria Dede

Co-Chief Financial Officer (Co-Principal Financial

Officer)

/s/ Ioannis Zafirakis
Ioannis Zafirakis

Co-Chief Financial Officer (Co-Principal Financial

Officer)